Emera to Acquire TECO Energy Tampa, FL Sept. 8, 2015 LIFE RUNS ON ENERGY ® Exhibit 99.1

Forward Looking Statements
The
Private
Securities
Litigation
Reform
Act
of
1995
provides
a
“safe
harbor”
for
forward-looking statements. Certain information included in this presentation contains statements that are forward-looking, including statements relating to the acquisition of
TECO
Energy
by
Emera.
Such
statements
are
based
on
Emera’s
and
TECO
Energy’s
current expectations, and the companies do not undertake any obligation to update or revise such statements, except as may be required by law. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future, accordingly, such results may differ from those expressed
in
any
forward-looking
statements
made
by
Emera
and
TECO
Energy.
For more information regarding these risks and uncertainties, review the Risk Factors section of the TECO Energy Annual Report on Form 10-K for the period ended Dec. 31,
2014, Emera’s
continuous disclosure materials filed from time to time with Canadian securities regulatory authorities, and the safe harbor statement in the press release related to the acquisition made Sept. 4, 2015.
LIFE RUNS ON ENERGY
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LIFE RUNS ON ENERGY ® 3 John Ramil President and CEO TECO Energy

Emera
Acquisition of TECO Energy
$10.4 billion transaction
–
Includes the assumption of ~ $3.9 billion of debt
$27.55 per share all cash
–
48% premium to the unaffected share price of July 15
–
25% premium to the unaffected 52-week high price
Transaction recognizes the value of TECO Energy
–
Rewards shareholders for their confidence
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Emera
Acquisition of TECO Energy
Emera
committed to TECO Energy team members
and communities they serve
–
Support communities at the same level as TECO’s
current level
–
TECO Energy, Tampa Electric and Peoples Gas
headquarters to remain in Tampa, New Mexico Gas
Co. headquarters to remain in Albuquerque
–
Operating boards in Florida and New Mexico
Rates at Tampa Electric, Peoples Gas and New
Mexico Gas Co. are unchanged
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Emera
Acquisition of TECO Energy
Closing expected by mid-2016
Typical regulatory approvals required
–
FERC, New Mexico Public Regulation Commission,
Hart-Scott-Rodino
review, Committee on Foreign
Investment in the United States
–
Emera
committed to comply with all conditions in the
New Mexico Gas Co. acquisition approval

LIFE RUNS ON ENERGY ® 7 Chris Huskilson President and CEO Emera

LIFE RUNS ON ENERGY
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“Our patient approach, and disciplined
investment criteria have resulted in a
pure-play regulated utility transaction
that we expect to be significantly
accretive for Emera’s shareholders and
one that advances our strategic
objectives. We have found our ideal
match in TECO”
Chris Huskilson, President & CEO,
Emera Inc.
Significantly accretive to
EPS: approx. 5% accretive
in
first
full
year
1
,
growing
to  >10% accretive by third
full year
1
Accelerates growth of
regulated earnings and
cash flows: Pro forma
earnings ~80% regulated
Enhances ability to support
8% dividend growth target
through 2019 and beyond
Expands regulatory
platform to include natural
gas distribution
Increases scale; making
Emera a top 20 North
American regulated utility.
1
Current management estimate based on certain assumptions, including, among others, a stable currency exchange environment; see “Forward
Looking Statements”
Excludes one-time transaction costs.

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Pro forma Emera
asset map
Pipelines
Pro forma Operating Companies
•
Nova Scotia Power (vertically
integrated utility)
•
Emera
Maine (transmission and
distribution)
•
Emera
Caribbean
•
Emera
Newfoundland / Labrador
Transmission
•
Tampa Electric (vertically
integrated utility)
•
Peoples Gas (regulated natural
gas distribution company)
•
New Mexico Gas Co. Gas
(regulated natural gas distribution
company)
Pro forma 2.4 million customers
Grand
Bahama
Power
Company
Grand
Bahama
Florida
Florida
Dominican
Republic
Barbados
Light &
Power Company,
DOMLEC,
Lucelec
Power plants
Transmission lines
New Mexico

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Committing to local communities
•
Customers
•
Commitment to honor all stipulations in respect of 2014 TECO acquisition of New
Mexico Gas
•
Commitment to a high level of customer service and operational excellence
•
Continuing to invest in cleaner, reliable and affordable energy
•
Communities
•
Continued investment in Florida and New Mexico communities
•
Preservation of existing Florida and New Mexico headquarter locations
•
Local operating company board of directors in Florida and New Mexico
•
Employees
•
Commitment to TECO’s existing employees
•
Seek to retain existing management team and employees
•
Important company values alignment

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Financing strategy supports existing
credit profile
•
Transaction supported by USD$6.5bn fully committed bridge
loans and upfront convertible debenture financing
•
Bridges
led by J.P. Morgan and Scotiabank
•
Long term acquisition financing expected to be structured to maintain existing credit rating profile
•
Successful upfront convertible debenture financing provides CAD$2.2bn of equity; expected to
fully address Emera’s common equity financing needs for the acquisition
•
Expected ranges for financing plan:
•
Most of the preferred share and debt financing targeted in USD$, providing significant natural currency hedge
•
Incremental common equity financing through 2016, if any, in support of capital expenditures remains modest and consistent with previous estimates of between CAD$0 and CAD$300mm
Common Equity and
available sources
USD$1.7bn –
USD$2.1bn
Preferred Equity
USD$0.8bn –
USD$1.2bn
Debt
USD$3.4bn –
USD$3.8bn
CAD$2.2bn of equity assumes exercise in full of over-allotment equivalent to approx. USD$1.7bn
1
1

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Q3 2015
Q4 2015
Q1 2016
Mid 2016
Merger announcement
TECO shareholder merger
approval
Initiate
regulatory
filings
in
New Mexico and with U.S.
federal regulatory
agencies
1
New Mexico and applicable U.S. federal regulatory approvals
File proxy statement
Develop and initiate transition implementation plans
Expected
transaction close
Note: Emera shareholder vote is not required
1
U.S. federal approval required from FERC; filings required under HSR and with CFIUS
Tentative timeline to obtain regulatory approvals and close

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Emera
Acquisition of TECO Energy
Conclusion
Testament to value built in TECO Energy
Delivers a significant premium to our shareholders
TECO Energy to enjoy the benefits of increased
scale
Creates new opportunities for team members

Q&A LIFE RUNS ON ENERGY ®

LIFE RUNS ON ENERGY
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Additional Information and Where to Find It
The proposed Acquisition will be submitted to shareholders of TECO Energy for their consideration.  In connection with the Acquisition, TECO Energy will file a proxy statement and other materials with the U.S. Securities and
Exchange Commission (the “SEC”).  This press release is not a substitute for the proxy statement or any other document that TECO Energy may send to its shareholders in connection with the proposed Transaction.
TECO ENERGY SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT FOR THE
PROPOSED ACQUISITION WHEN IT IS FILED, AND ANY AMENDMENT OR SUPPLEMENT
THERETO THAT MAY BE FILED, WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT
INFORMATION ABOUT TECO ENERGY AND THE ACQUISITION.  All such documents, when filed, are available free of charge at the SEC’s website (www.sec.gov) or upon request by contacting TECO Energy, Investor
Relations, by telephone at 1-800-810-2032 or via email at investorrelations@tecoenergy.com.  TECO Energy’s filings with the SEC are also available on TECO Energy’s website at http://investor.tecoenergy.com/investors/SEC-
Filings/default.aspx.
Participants in the Solicitation
Emera, TECO Energy and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.
Information
regarding
Emera’s
directors
and
executive officers is available in its Management Information Circular statement filed on March 5, 2015 in connection with its 2015 annual meeting of shareholders, and information regarding TECO Energy’s directors and executive officers is available in its proxy statement filed with the SEC on
March 11, 2015 in connection with its 2015 annual meeting of shareholders.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

LIFE RUNS ON ENERGY ® TECO Energy LIFE RUNS ON ENERGY ®